FINANCIAL STATEMENTS

T. Rowe Price Variable Annuity Account of First Security Benefit Life Insurance and Annuity Company of New York

Year Ended December 31, 2021

With Report of Independent Registered Public Accounting Firm

T. Rowe Price Variable Annuity Account of First Security Benefit Life Insurance and Annuity Company of New York

Financial Statements

Year Ended December 31, 2021

Report of Independent Registered Public Accounting Firm

To the Board of Directors of First Security Benefit Life Insurance and Annuity Company of New York and Contract Owners of T. Rowe Price Variable Annuity Account of First Security Benefit Life Insurance and Annuity Company of New York

Opinion on the Financial Statements

We have audited the accompanying statements of net assets of each of the subaccounts listed in the Appendix that comprise T. Rowe Price Variable Annuity Account of First Security Benefit Life Insurance and Annuity Company of New York (the Separate Account), as of December 31, 2021 and the related statements of operations and changes in net assets for each of the periods indicated in the Appendix, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2021, the results of its operations and changes in its net assets for each of the periods indicated in the Appendix, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Ernst & Young LLP

We have served as the Separate Account’s auditor since 1994

Kansas City, Missouri

April 26, 2022

Appendix

Subaccounts comprising T. Rowe Price Variable Annuity Account of First Security Benefit Life Insurance and Annuity Company of New York

Subaccounts	Statements of operations and changes in net assets
All-Cap Opportunities	For each of the two years in the period ended December 31, 2021
Blue Chip Growth	For each of the two years in the period ended December 31, 2021
Equity Income	For each of the two years in the period ended December 31, 2021
Equity Index 500	For each of the two years in the period ended December 31, 2021
Government Money	For each of the two years in the period ended December 31, 2021
Health Sciences	For each of the two years in the period ended December 31, 2021
International Stock	For each of the two years in the period ended December 31, 2021
Limited-Term Bond	For each of the two years in the period ended December 31, 2021
Mid-Cap Growth	For each of the two years in the period ended December 31, 2021
Moderate Allocation	For each of the two years in the period ended December 31, 2021

T. Rowe Price Variable Annuity Account of First Security Benefit Life Insurance and Annuity Company of New York

Statements of Net Assets

December 31, 2021

Subaccount	Number of Shares	Cost	Assets at Market Value	Net Assets	Units Outstanding	Unit Values

All-Cap Opportunities (a)	247,588	$7,163,160	$9,576,702	$9,576,702	59,762	$160.25
Blue Chip Growth	46,129	1,397,388	2,450,389	2,450,389	40,745	60.04
Equity Income	223,282	5,356,730	6,714,076	6,714,076	70,022	95.86
Equity Index 500	32,871	496,191	1,031,160	1,031,160	22,939	44.99
Government Money	1,114,542	1,114,542	1,114,542	1,114,542	80,120	13.91
Health Sciences	81,109	2,622,287	5,249,364	5,249,364	51,076	102.77
International Stock	140,530	2,090,658	2,249,881	2,249,881	61,292	36.72
Limited-Term Bond	185,758	912,381	912,072	912,072	41,760	21.83
Mid-Cap Growth	484,675	12,431,129	16,706,730	16,706,730	107,186	155.82
Moderate Allocation	183,931	3,618,168	4,162,369	4,162,369	52,600	79.13

(a)	Name change. See Note 1.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Variable Annuity Account of First Security Benefit Life Insurance and Annuity Company of New York

Statements of Operations and Change in Net Assets

Years Ended December 31, 2021 and 2020, Except as Noted

	All-Cap Opportunities(a)	Blue Chip Growth	Equity Income
Net assets as of December 31, 2019	$6,361,196	$1,248,725	$5,922,408

Investment income (loss):
Dividend distributions	—	—	119,296
Investment Expenses:
Mortality and expense risk and administrative charges	(39,428)	(7,933)	(27,940)

Net investment income (loss)	(39,428)	(7,933)	91,356

Increase (decrease) in net assets from operations:
Capital gain distributions	1,288,097	56,691	123,944
Realized capital gain (loss) on investments	216,485	39,872	(113)
Change in unrealized appreciation (depreciation)	1,266,090	343,918	(181,399)

Net gain (loss) on investments	2,770,672	440,481	(57,568)

Net increase (decrease) in net assets from operations	2,731,244	432,548	33,788

Contract owner transactions:
Variable annuity deposits	30,585	1,682	22,041
Terminations, withdrawals and annuity payments	(174,032)	(50,511)	(112,799)
Transfers between subaccounts, net	(266,396)	240,690	(65,694)
Maintenance charges and mortality adjustments	—	—	—

Increase (decrease) in net assets from contract transactions	(409,843)	191,861	(156,452)

Total increase (decrease) in net assets	2,321,401	624,409	(122,664)

Net assets as of December 31, 2020	$8,682,597	$1,873,134	$5,799,744

Investment income (loss):
Dividend distributions	—	—	101,085
Investment Expenses:
Mortality and expense risk and administrative charges	(51,295)	(12,540)	(35,671)

Net investment income (loss)	(51,295)	(12,540)	65,414

Increase (decrease) in net assets from operations:
Capital gain distributions	1,783,593	260,499	466,677
Realized capital gain (loss) on investments	416,228	51,897	175,273
Change in unrealized appreciation (depreciation)	(455,467)	53,063	708,663

Net gain (loss) on investments	1,744,354	365,459	1,350,613

Net increase (decrease) in net assets from operations	1,693,059	352,919	1,416,027

Contract owner transactions:
Variable annuity deposits	20,768	12,280	11,129
Terminations, withdrawals and annuity payments	(621,739)	(8,140)	(579,136)
Transfers between subaccounts, net	(197,983)	220,196	66,312
Maintenance charges and mortality adjustments	—	—	—

Increase (decrease) in net assets from contract transactions	(798,954)	224,336	(501,695)

Total increase (decrease) in net assets	894,105	577,255	914,332

Net assets as of December 31, 2021	$9,576,702	$2,450,389	$6,714,076

(a)	Name change. See Note 1

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Variable Annuity Account of First Security Benefit Life Insurance and Annuity Company of New York

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	Equity Index 500	Government Money	Health Sciences
Net assets as of December 31, 2019	$875,750	$1,150,929	$3,839,336

Investment income (loss):
Dividend distributions	13,786	2,798	—
Investment Expenses:
Mortality and expense risk and administrative charges	(4,708)	(5,976)	(22,183)

Net investment income (loss)	9,078	(3,178)	(22,183)

Increase (decrease) in net assets from operations:
Capital gain distributions	59,299	—	261,451
Realized capital gain (loss) on investments	16,614	—	150,219
Change in unrealized appreciation (depreciation)	63,986	—	697,618

Net gain (loss) on investments	139,899	—	1,109,288

Net increase (decrease) in net assets from operations	148,977	(3,178)	1,087,105

Contract owner transactions:
Variable annuity deposits	137	1,180	4,633
Terminations, withdrawals and annuity payments	(29,471)	(144,919)	(130,589)
Transfers between subaccounts, net	23,662	64,431	(59,004)
Maintenance charges and mortality adjustments	—	—	—

Increase (decrease) in net assets from contract transactions	(5,672)	(79,308)	(184,960)

Total increase (decrease) in net assets	143,305	(82,486)	902,145

Net assets as of December 31, 2020	$1,019,055	$1,068,443	$4,741,481

Investment income (loss):
Dividend distributions	9,306	107	—
Investment Expenses:
Mortality and expense risk and administrative charges	(5,235)	(5,919)	(28,285)

Net investment income (loss)	4,071	(5,812)	(28,285)

Increase (decrease) in net assets from operations:
Capital gain distributions	14,220	—	326,166
Realized capital gain (loss) on investments	104,908	—	211,957
Change in unrealized appreciation (depreciation)	105,592	—	88,329

Net gain (loss) on investments	224,720	—	626,452

Net increase (decrease) in net assets from operations	228,791	(5,812)	598,167

Contract owner transactions:
Variable annuity deposits	15,679	1,100	1,690
Terminations, withdrawals and annuity payments	(5,863)	(233,398)	(5,377)
Transfers between subaccounts, net	(226,502)	284,209	(86,597)
Maintenance charges and mortality adjustments	—	—	—

Increase (decrease) in net assets from contract transactions	(216,686)	51,911	(90,284)

Total increase (decrease) in net assets	12,105	46,099	507,883

Net assets as of December 31, 2021	$1,031,160	$1,114,542	$5,249,364

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Variable Annuity Account of First Security Benefit Life Insurance and Annuity Company of New York

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	International Stock	Limited-Term Bond	Mid-Cap Growth
Net assets as of December 31, 2019	$2,173,278	$831,436	$12,690,142

Investment income (loss):
Dividend distributions	12,405	16,789	—
Investment Expenses:
Mortality and expense risk and administrative charges	(11,482)	(4,709)	(68,560)

Net investment income (loss)	923	12,080	(68,560)

Increase (decrease) in net assets from operations:
Capital gain distributions	96,486	—	955,435
Realized capital gain (loss) on investments	4,735	(120)	101,442
Change in unrealized appreciation (depreciation)	203,761	22,134	1,803,404

Net gain (loss) on investments	304,982	22,014	2,860,281

Net increase (decrease) in net assets from operations	305,905	34,094	2,791,721

Contract owner transactions:
Variable annuity deposits	11,355	49,005	77,459
Terminations, withdrawals and annuity payments	(34,002)	(37,839)	(407,126)
Transfers between subaccounts, net	6,829	51,001	(174,162)
Maintenance charges and mortality adjustments	—	—	—

Increase (decrease) in net assets from contract transactions	(15,818)	62,167	(503,829)

Total increase (decrease) in net assets	290,087	96,261	2,287,892

Net assets as of December 31, 2020	$2,463,365	$927,697	$14,978,034

Investment income (loss):
Dividend distributions	14,604	12,321	—
Investment Expenses:
Mortality and expense risk and administrative charges	(14,003)	(5,090)	(89,114)

Net investment income (loss)	601	7,231	(89,114)

Increase (decrease) in net assets from operations:
Capital gain distributions	161,343	5,488	1,669,368
Realized capital gain (loss) on investments	35,488	857	354,143
Change in unrealized appreciation (depreciation)	(174,981)	(17,352)	193,518

Net gain (loss) on investments	21,850	(11,007)	2,217,029

Net increase (decrease) in net assets from operations	22,451	(3,776)	2,127,915

Contract owner transactions:
Variable annuity deposits	5,418	1,910	354,238
Terminations, withdrawals and annuity payments	(133,946)	(30,824)	(863,247)
Transfers between subaccounts, net	(107,407)	17,065	109,790
Maintenance charges and mortality adjustments	—	—	—

Increase (decrease) in net assets from contract transactions	(235,935)	(11,849)	(399,219)

Total increase (decrease) in net assets	(213,484)	(15,625)	1,728,696

Net assets as of December 31, 2021	$2,249,881	$912,072	$16,706,730

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Variable Annuity Account of First Security Benefit Life Insurance and Annuity Company of New York

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

Moderate Allocation
Net assets as of December 31, 2019	$3,469,652

Investment income (loss):
Dividend distributions	47,869
Investment Expenses:
Mortality and expense risk and administrative charges	(19,015)

Net investment income (loss)	28,854

Increase (decrease) in net assets from operations:
Capital gain distributions	125,199
Realized capital gain (loss) on investments	11,264
Change in unrealized appreciation (depreciation)	313,615

Net gain (loss) on investments	450,078

Net increase (decrease) in net assets from operations	478,932

Contract owner transactions:
Variable annuity deposits	42,591
Terminations, withdrawals and annuity payments	(83,434)
Transfers between subaccounts, net	61,089
Maintenance charges and mortality adjustments	—

Increase (decrease) in net assets from contract transactions	20,246

Total increase (decrease) in net assets	499,178

Net assets as of December 31, 2020	$3,968,830

Investment income (loss):
Dividend distributions	39,756
Investment Expenses:
Mortality and expense risk and administrative charges	(22,454)

Net investment income (loss)	17,302

Increase (decrease) in net assets from operations:
Capital gain distributions	383,682
Realized capital gain (loss) on investments	108,221
Change in unrealized appreciation (depreciation)	(147,653)

Net gain (loss) on investments	344,250

Net increase (decrease) in net assets from operations	361,552

Contract owner transactions:
Variable annuity deposits	286,095
Terminations, withdrawals and annuity payments	(293,580)
Transfers between subaccounts, net	(160,528)
Maintenance charges and mortality adjustments	—

Increase (decrease) in net assets from contract transactions	(168,013)

Total increase (decrease) in net assets	193,539

Net assets as of December 31, 2021	$4,162,369

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Variable Annuity Account of First Security Benefit Life Insurance and Annuity Company of New York

Notes to Financial Statements

December  31, 2021

1. Organization and Significant Accounting Policies

T. Rowe Price Variable Annuity Account of First Security Benefit Life Insurance and Annuity Company of New York (the Account) is a separate account of First Security Benefit Life Insurance and Annuity Company of New York (FSBL). The Account is an investment company as defined by Financial Accounting Standard Board (FASB) Accounting Standard Codification (ASC) 946. The Account follows the accounting guidance as outlined in ASC 946. The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended. As directed by the owners, amounts directed to each subaccount are invested in a designated mutual fund as follows:

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser

T. Rowe Price All-Cap Opportunities	—	T. Rowe Price Associates, Inc	—
T. Rowe Price Blue Chip Growth	—	T. Rowe Price Associates, Inc	—
T. Rowe Price Equity Income	—	T. Rowe Price Associates, Inc	—
T. Rowe Price Equity Index 500	—	T. Rowe Price Associates, Inc	T. Rowe Price International Ltd
T. Rowe Price Government Money	—	T. Rowe Price Associates, Inc	—
T. Rowe Price Health Sciences	—	T. Rowe Price Associates, Inc	—
T. Rowe Price International Stock	—	T. Rowe Price Associates, Inc	—
T. Rowe Price Limited-Term Bond	—	T. Rowe Price Associates, Inc	—
T. Rowe Price Mid-Cap Growth	—	T. Rowe Price Associates, Inc	—
T. Rowe Price Moderate Allocation	—	T. Rowe Price Associates, Inc	—

Ten subaccounts are currently offered by the Account, all of which had activity.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from FSBL’s other assets and liabilities. The portion of the Account’s assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business FSBL may conduct.

T. Rowe Price Associates, Inc. (T. Rowe Price) serves as the investment advisor to each portfolio, except the T. Rowe Price International Stock Portfolio. T. Rowe Price International, Inc., an affiliate of T. Rowe Price, serves as investment advisor to the T. Rowe Price International Stock Portfolio. The investment advisors are responsible for managing the portfolios’ assets in accordance with the terms of the investment advisory contracts.

T. Rowe Price Variable Annuity Account of First Security Benefit Life Insurance and Annuity Company of New York

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

During the current year the following subaccount name change was made effective:

Date	New Name	Old Name

April 30, 2021	T. Rowe Price All-Cap Opportunities	T. Rowe Price New America Growth

Investment Valuation

Investments in mutual fund shares are carried in the statements of net assets at market value (net asset value of the underlying mutual fund). Investment transactions are accounted for on the trade date. Realized capital gains and losses on sales of investments are determined based on the average cost of investments sold. The difference between cost and current market value of investments owned on the day of measurement is recorded as unrealized appreciation or depreciation of investments.

The cost of investment purchases and proceeds from investments sold for the year ended December 31, 2021, were as follows:

Subaccount	Cost of Purchases	Proceeds from Sales

All-Cap Opportunities (a)	$2,009,790	$1,076,446
Blue Chip Growth	573,031	100,736
Equity Income	791,147	760,751
Equity Index 500	38,993	237,388
Government Money	316,446	270,347
Health Sciences	605,245	397,648
International Stock	219,922	293,913
Limited-Term Bond	51,605	50,735
Mid-Cap Growth	2,229,212	1,048,177
Moderate Allocation	741,711	508,740

(a)	Name change. See Note 1.

Market Risk

Each subaccount invests in shares of a single underlying fund. The investment performance of each subaccount will reflect the investment performance of the underlying fund less separate account expenses. There is no assurance that the investment objective of any underlying fund will be met. A fund calculates a daily net asset value per share (“NAV”) which is based on the market value of its investment portfolio. The amount of risk varies significantly between subaccounts. Due to the level of risk associated with certain investment portfolios, it is at least reasonably possible that changes in the values of investment portfolios will occur in the near term and that such changes could materially affect contractholders’ investments in the funds and the amounts reported in the statements of net assets. The contractholder assumes all of the investment performance risk for the subaccounts selected.

Annuity Assets

As of December 31, 2021, annuity reserves have not been established, as there are no contracts that have matured and are in the payout stage. Such reserves would be computed on the basis of published mortality tables using assumed interest rates that will provide reserves as prescribed by law. In cases where the payout option selected is life contingent, FSBL periodically recalculates the required annuity reserves, and any resulting adjustment is either charged or credited to FSBL and not to the Account.

T. Rowe Price Variable Annuity Account of First Security Benefit Life Insurance and Annuity Company of New York

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Reinvestment of Dividends

Dividend and capital gain distributions paid by the mutual funds to the Account are reinvested in additional shares of each respective fund. Dividend income and capital gain distributions are recorded as income on the ex-dividend date.

Federal Income Taxes

The operations of the Account are included in the federal income tax return of FSBL, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, FSBL does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under contracts. Based on this, no charge is being made currently to the Account for federal income taxes. FSBL will review periodically the status of this policy in the event of changes in the tax law.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

The COVID-19 pandemic has caused significant social and economic problems worldwide. Those problems include constraints on the operations of businesses (including supply chain interruptions), decreases in consumer mobility and activity, increases in unemployment rates and downturns in many equity and fixed-income markets. The constraints have been caused or exacerbated by governmental responses, including lockdowns, and private-sector responses, including reductions of economic activities. FSBL’s business has been affected in various ways, including the operations. FSBL cannot predict the length and severity of the COVID-19 pandemic or its effects on FSBL.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price).

The Account invests in shares of open-end mutual funds, which process contractholders directed purchases, sales and transfers on a daily basis at the funds’ computed net asset values (NAVs). The fair value of the Account’s assets is based on the NAVs of mutual funds, which are obtained from the custodians and reflect the fair values of the mutual fund investments. The NAV is calculated daily and is based on the fair values of the underlying securities.

Because the fund provides liquidity for the investments through purchases and redemptions at NAV, this may represent the fair value of the investment in the fund. That is, for an open-ended mutual fund, the fair value of an investment in the fund would not be expected to be higher than the amount that a new investor would be required to spend in order to directly invest in the mutual fund. Similarly, the hypothetical seller of the investment would not be expected to accept less in proceeds than it could receive by directly redeeming its investment with the fund.

The Account had no financial liabilities as of December 31, 2021.

2. Variable Annuity Contract Charges

Mortality and expense risks assumed by FSBL are compensated for by a fee equivalent to an annual rate of 0.55% of the average daily net assets of each account. These charges are presented as expenses on the statements of changes in net assets under Mortality and expense risk and administrative charges line item.

Premium Tax Charge: When applicable, an amount for state premium taxes is deducted as provided by pertinent state law either from purchase payments or from the amount applied to effect an annuity at the time annuity payments commence.

T. Rowe Price Variable Annuity Account of First Security Benefit Life Insurance and Annuity Company of New York

Notes to Financial Statements (continued)

3. Summary of Unit Transactions

The changes in units outstanding for the periods December 31, 2021 and 2020, were as follows:

	2021			2020
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)

All-Cap Opportunities (a)	1,703	(7,031)	(5,328)	1,827	(5,207)	(3,380)
Blue Chip Growth	6,012	(1,692)	4,320	5,547	(1,542)	4,005
Equity Income	2,679	(8,181)	(5,502)	3,374	(5,455)	(2,081)
Equity Index 500	399	(6,358)	(5,959)	866	(1,117)	(251)
Government Money	22,786	(19,052)	3,734	11,992	(17,643)	(5,651)
Health Sciences	2,841	(3,657)	(816)	1,072	(3,345)	(2,273)
International Stock	1,226	(7,552)	(6,326)	1,707	(1,988)	(281)
Limited-Term Bond	1,592	(2,127)	(535)	6,019	(3,197)	2,822
Mid-Cap Growth	3,814	(6,387)	(2,573)	639	(5,378)	(4,739)
Moderate Allocation	4,106	(6,403)	(2,297)	1,685	(1,456)	229

(a)	Name change. See Note 1.

T. Rowe Price Variable Annuity Account of First Security Benefit Life Insurance and Annuity Company of New York

Notes to Financial Statements (continued)

4. Financial Highlights

A summary of units outstanding, unit values, net assets, expense ratios, investment income ratios and total return ratios for each of the five years in the period ended December 31, 2021, were as follows:

Subaccount	Units	Unit Values ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios (%) (2)	Total Returns (%) (3)(4)

All-Cap Opportunities (a)
2021	59,762	160.25	9,576,702	—	0.55	20.13
2020	65,090	133.40	8,682,597	—	0.55	43.58
2019	68,470	63.47	6,361,196	0.43	0.55	34.19
2018	71,764	69.24	4,968,601	0.17	0.55	0.60
2017	75,265	68.83	5,179,983	0.11	0.55	33.70
Blue Chip Growth
2021	40,745	60.04	2,450,389	—	0.55	16.99
2020	36,425	51.32	1,873,134	—	0.55	33.54
2019	32,420	38.43	1,248,725	—	0.55	29.18
2018	38,233	29.75	1,139,647	—	0.55	1.33
2017	39,592	29.36	1,164,341	—	0.55	35.42
Equity Income
2021	70,022	95.86	6,714,076	0.02	0.55	24.87
2020	75,524	76.77	5,799,744	0.02	0.55	0.63
2019	77,605	76.29	5,922,408	2.38	0.55	25.70
2018	84,801	60.69	5,148,168	2.11	0.55	(10.01)
2017	87,028	67.44	5,870,401	1.68	0.55	15.38
Equity Index 500
2021	22,939	44.99	1,031,160	0.01	0.55	27.49
2020	28,898	35.29	1,019,055	0.01	0.55	17.40
2019	29,149	30.06	875,750	1.82	0.55	30.30
2018	29,235	23.07	674,109	1.71	0.55	(5.33)
2017	25,905	24.37	631,008	1.53	0.55	20.64

(a)	Name change. See Note 1.

T. Rowe Price Variable Annuity Account of First Security Benefit Life Insurance and Annuity Company of New York

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios (%) (2)	Total Returns (%) (3)(4)

Government Money
2021	80,120	13.91	1,114,542	0.00	0.55	(0.57)
2020	76,386	13.99	1,068,443	0.00	0.55	(0.29)
2019	82,037	14.03	1,150,929	1.65	0.55	1.15
2018	78,336	13.87	1,086,418	1.03	0.55	0.80
2017	88,659	13.76	1,220,378	0.34	0.55	(0.22)
Health Sciences
2021	51,076	102.77	5,249,364	—	0.55	12.48
2020	51,892	91.37	4,741,481	—	0.55	28.91
2019	54,165	70.88	3,839,336	—	0.55	28.24
2018	57,918	55.27	3,201,398	—	0.55	0.55
2017	59,179	54.97	3,253,213	—	0.55	26.89
International Stock
2021	61,292	36.72	2,249,881	0.01	0.55	0.77
2020	67,618	36.44	2,463,365	0.01	0.55	13.80
2019	67,899	32.02	2,173,278	2.36	0.55	27.06
2018	75,914	25.20	1,912,267	1.38	0.55	(14.66)
2017	81,801	29.53	2,415,076	1.14	0.55	27.17
Limited-Term Bond
2021	41,760	21.83	912,072	0.01	0.55	(0.46)
2020	42,295	21.93	927,697	0.02	0.55	4.13
2019	39,473	21.06	831,436	2.41	0.55	3.79
2018	38,665	20.29	784,775	2.03	0.55	0.64
2017	39,282	20.16	792,366	1.64	0.55	0.50
Mid-Cap Growth
2021	107,186	155.82	16,706,730	—	0.55	14.22
2020	109,759	136.42	14,978,034	—	0.55	23.12
2019	114,498	110.80	12,690,142	0.14	0.55	30.57
2018	122,689	84.86	10,414,271	—	0.55	(2.57)
2017	126,515	87.10	11,022,543	—	0.55	24.09

T. Rowe Price Variable Annuity Account of First Security Benefit Life Insurance and Annuity Company of New York

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios (%) (2)	Total Returns (%) (3)(4)

Moderate Allocation
2021	52,600	79.13	4,162,369	0.01	0.55	9.46
2020	54,897	72.29	3,968,830	0.01	0.55	13.90
2019	54,668	92.91	3,469,652	2.00	0.55	19.15
2018	56,046	53.27	2,985,574	1.80	0.55	(5.60)
2017	61,982	56.43	3,497,756	1.47	0.55	16.76

(1)

These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. Average net assets is a simple average of net assets and will not reflect offsetting changes in net assets occurring within a year. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

(2)

These ratios represent the annualized contract expenses of the Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to the unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(3)

These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. The total return is calculated for the period indicated or from the inception date through the end of the reporting period.

(4)	Unit value information is calculated on a daily basis regardless of whether or not the subaccount has contractholders.

5. Subsequent Events

The Account has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure.